Retirement Income Fund

Retail Class Shares (ADRIX)

Institutional Class Shares (ADRNX)

a series of ADVANCE CAPITAL I, INC.

Supplement dated July 29, 2015

to the Prospectus dated April 30, 2015

______________________________________________________________________

Effectively August 1, 2015, the Fee Table and Example Numbers in the Fund’s prospectus are deleted in their entirety and replaced as follows:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Retail Shares	Institutional Shares
Management fees	0.50%	0.50%
Distribution (12b-1) fees	0.25%	0.00%
Other Expenses	0.15%	0.16%
Total Annual Fund Operating Expenses	0.90%	0.66%
Fee Waiver(1)	0.00%	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver	0.90%	0.50%

(1)  The Fund’s adviser has contractually agreed to waive its fees and reimburse expenses of Institutional Class shares of the Fund, at least until August 1, 2016 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses such as litigation) will not exceed 0.50% of the Fund’s average daily net assets attributable to Institutional Class shares.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Directors, on 60 days’ written notice to the Fund’s adviser.  There is no fee waiver in place for Retail Shares of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Retirement Income Fund	1 Year	3 Years	5 Years	10 Years
Retail Shares	$92	$287	$498	$1,108
Institutional Shares	$51	$195	$352	$807

_________________________________

You should read this Supplement in conjunction with the Prospectus and the Statement of Additional Information, each dated April 30, 2015, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Fund toll-free 1-800-345-4783 or by writing to P.O. Box 3144, Southfield, Michigan 48037.

Please retain this Supplement for future reference.